PICTET FUNDS
                          (the "Trust")

                 Supplement dated December 15, 2003
                             to
                  Prospectus dated April 30, 2003
(As previously supplemented on October 20, 2003 and October 31, 2003)
                            and
      Statement of Additional Information dated April 30, 2003
(As previously supplemented on October 20, 2003 and `October 31, 2003)

THE FOLLOWING INFORMATION REPLACES AND SUPERSEDES ANY CONTRARY
INFORMATION CONTAINED IN THE TRUST'S COMBINED PROSPECTUS DATED APRIL 30, 2003 AND COMBINED STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2003 (EACH, AS SUPPLEMENTED TO DATE).

Pictet Global Emerging Markets Fund

The Trustees of the Trust have voted to rescind, and to hold a meeting during the first quarter of 2004 to reconsider approving, the reorganization of Pictet Global Emerging Markets Fund into the Forward Global Emerging Markets Fund, on the same terms as previously approved (the "Reorganization"). If the Trustees approve the Reorganization at that time, it is expected that the Reorganization will be completed before the end of the first quarter of 2004.

	This will have no effect on the proposed reorganization of the Pictet International Small Companies Fund into the Forward
International Small Companies Fund.




           INVESTORS SHOULD RETAIN THIS SUPPLEMENT
          WITH THE PROSPECTUS FOR FUTURE REFERENCE.